                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): OCTOBER 3, 2003

                              SABINE ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)

         DELAWARE                          1-8424                76-6297143
(State or other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)


            TRUST DIVISION
          ROYALTY TRUST GROUP
         BANK OF AMERICA, N.A.
      901 MAIN STREET, 17TH FLOOR
             DALLAS, TEXAS                                           75202
(Address of principal executive offices)                           (Zip Code)

       Registrant's Telephone Number, including area code: (214) 209-2400

                                 NOT APPLICABLE
                    (Former name, former address and former
                   fiscal year, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c. Exhibits

            99.1   Press Release dated October 3, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       On October 3, 2003, the Registrant issued a press release announcing its quarterly cash distribution to unitholders of record on October 15, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

       This Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               SABINE ROYALTY TRUST

                               By: BANK OF AMERICA, N.A., TRUSTEE

                                   By: /s/ RON E. HOOPER
                                       ---------------------------------------
                                       RON E. HOOPER
                                       Senior Vice President and Administrator

Date: October 7, 2003

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                                  EXHIBIT INDEX

Exhibit
Number                          Description
-------           ------------------------------------
   99.1           Press Release dated October 3, 2003.